Effective July 1, 2004 Zurich
Financial Services has changed its
par value from
CHF 9 to CHF 6.50.



Exhibit A to Deposit Agreement

No.
		________________

AMERICAN DEPOSITARY
SHARES
(Each American Depositary Share
represents one-tenth of one (1/10)
deposited Share)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ONE-TENTH OF ONE
SHARE OF THE
PAR VALUE OF CHF 9.00 EACH
OF
ZURICH FINANCIAL
SERVICES
(INCORPORATED UNDER THE
LAWS OF SWITZERLAND)
The Bank of New York as
depositary (hereinafter called the
"Depositary"), hereby certifies that
                              , or registered
assigns IS THE OWNER OF

AMERICAN DEPOSITARY
SHARES

representing deposited registered
shares (herein called "Shares") of
Zurich Financial Services,
incorporated under the laws of
Switzerland (herein called the
"Company").  At the date hereof,
each American Depositary Share
represents one-tenth of one (1/10)
Share which is either deposited or
subject to deposit under the deposit
agreement at the Zurich office of
UBS AG (herein called the
"Custodian").  The Depositary's
Corporate Trust Office is located at a
different address than its principal
executive office.  Its Corporate Trust
Office is located at 101 Barclay
Street, New York, N.Y. 10286, and
its principal executive office is
located at One Wall Street, New
York, N.Y. 10286.

THE DEPOSITARY'S
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286


1.	THE DEPOSIT
AGREEMENT.
This American Depositary
Receipt is one of an issue (herein
called "Receipts"), all issued and to
be issued upon the terms and
conditions set forth in the deposit
agreement, dated as of October 16,
2000, as amended and restated as of
________, 200_ (herein called the
"Deposit Agreement"), by and
among the Company, the Depositary,
and all Owners and Beneficial
Owners from time to time of
Receipts issued thereunder, each of
whom by accepting a Receipt agrees
to become a party thereto and
become bound by all the terms and
conditions thereof.  The Deposit
Agreement sets forth the rights of
Owners and Beneficial Owners of
the Receipts and the rights and duties
of the Depositary in respect of the
Shares deposited thereunder and any
and all other securities, property and
cash from time to time received in
respect of such Shares and held
thereunder (such Shares, securities,
property, and cash are herein called
"Deposited Securities").  Copies of
the Deposit Agreement are on file at
the Depositary's Corporate Trust
Office in New York City and at the
office of the Custodian.
The statements made on the
face and reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement, to which reference is
hereby made. Capitalized terms not
defined herein shall have the
meanings set forth in the Deposit
Agreement.
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF SHARES.
Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt, and upon
payment of the fee of the Depositary
provided in this Receipt, and subject
to the terms and conditions of the
Deposit Agreement, the Company's
Articles of Incorporation and Swiss
Law, the Owner hereof is entitled to
delivery, to him or upon his order, of
the amount of Deposited Securities
at the time represented by the
American Depositary Shares for
which this Receipt is issued.
Delivery of such Deposited
Securities may be made by the
delivery of (a) certificates in the
name of the Owner hereof or as
ordered by him or by certificates
properly endorsed or accompanied
by proper instruments of transfer to
such Owner or as ordered by him and
(b) any other securities, property and
cash to which such Owner is then
entitled in respect of this Receipt to
such Owner or as ordered by him.
Such delivery will be made at the
option of the Owner hereof, either at
the office of the Custodian or at the
Corporate Trust Office of the
Depositary, provided that the
forwarding of certificates for Shares
or other Deposited Securities for
such delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Owner
hereof.  Notwithstanding any other
provision of the Deposit Agreement
or this Receipt, the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may be
suspended only for (i) temporary
delays caused by closing the transfer
books of the Depositary or the
Company or the deposit of Shares in
connection with voting at a
shareholders' meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and similar
charges, (iii) compliance with any
U.S. or foreign laws or governmental
regulations relating to the Receipts or
to the withdrawal of the Deposited
Securities, and (iv) any other reason
that may at any time be specified in
paragraph I(A)(1) of the General
instructions to Form F-6 under the
Securities Act of 1933, from time to
time in effect, or any successor
provision thereto.
3.	TRANSFERS, SPLIT-UPS,
AND COMBINATIONS OF
RECEIPTS.
The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate Trust
Office by the Owner hereof in person
or by a duly authorized attorney,
upon surrender of this Receipt
properly endorsed for transfer or
accompanied by proper instruments
of transfer and funds sufficient to pay
any applicable transfer taxes and the
expenses of the Depositary and upon
compliance with such regulations, if
any, as the Depositary or the
Company may establish for such
purpose.  This Receipt may be split
into other such Receipts, or may be
combined with other such Receipts
into one Receipt, evidencing the
same aggregate number of American
Depositary Shares as were evidenced
by the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender of
any Receipt or withdrawal of any
Deposited Securities, the Depositary,
the Custodian, or Registrar may
require payment from the depositor
of Shares or the presentor of the
Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto (including any such
tax or charge and fee with respect to
Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in this
Receipt, may require the production
of proof satisfactory to it as to the
identity and genuineness of any
signature and may also require
compliance with any regulations the
Depositary or the Company may
establish consistent with the
provisions of the Deposit Agreement
or this Receipt.
The delivery of Receipts
against deposits of Shares generally
or against deposits of particular
Shares may be suspended, or the
transfer of Receipts in particular
instances may be refused, or the
registration of transfer of outstanding
Receipts generally may be
suspended, during any period when
the transfer books of the Depositary
are closed, or if any such action is
deemed reasonably necessary or
advisable by the Depositary or the
Company at any time or from time to
time because of any requirement of
law or of any government or
governmental body or commission,
or under any provision of the Deposit
Agreement or this Receipt, or for any
other reason, subject to Article (22)
hereof.  Without limitation of the
foregoing, the Depositary shall not
knowingly accept for deposit under
the Deposit Agreement any Shares
required to be registered under the
provisions of the Securities Act of
1933 for public offer or sale, unless a
registration statement is in effect as
to such Shares.
4.	LIABILITY OF OWNER
FOR TAXES.
If any tax or other
governmental charge shall become
payable with respect to any Receipt
or any Deposited Securities
represented hereby, such tax or other
governmental charge shall be
payable by the Owner hereof to the
Depositary.  The Depositary may
refuse to effect any transfer of this
Receipt or any withdrawal of
Deposited Securities represented by
American Depositary Shares
evidenced by such Receipt until such
payment is made, and may withhold
any dividends or other distributions,
or may sell for the account of the
Owner hereof any part or all of the
Deposited Securities represented by
the American Depositary Shares
evidenced by this Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner hereof shall remain liable for
any deficiency.  Neither the
Company nor the Depositary shall be
liable for any failure of an Owner to
comply with applicable tax laws or
governmental charges.
5.	WARRANTIES OF
DEPOSITORS.
Every person depositing
Shares under the Deposit Agreement
shall be deemed thereby to represent
and warrant that such Shares and
each certificate therefor are validly
issued, fully paid and nonassessable
and that the person making such
deposit is duly authorized to do so.
Every such person shall also be
deemed to represent that the deposit
of such Shares and the sale of
Receipts evidencing American
Depositary Shares representing such
Shares by that person are not
restricted under the Securities Act of
1933.  Such representations and
warranties shall survive the deposit
of Shares and issuance of Receipts.
6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
Any person presenting Shares
for deposit or any Owner of a
Receipt may be required from time to
time to file with the Depositary or
the Custodian such proof of
citizenship or residence, exchange
control approval, legal or beneficial
ownership of Receipts or Deposited
Securities, compliance with
applicable laws or regulations or
terms of the Deposit Agreement or
this Receipt or such information
relating to the registration on the
books of the Company or the Foreign
Registrar, if applicable, to execute
such certificates and to make such
representations and warranties, as the
Depositary may reasonably deem
necessary or proper.  The Depositary
may, and shall if requested in writing
by the Company subject to the
provisions of Article 22 hereof,
withhold the delivery or registration
of transfer of any Receipt or the
distribution of any dividend or sale
or distribution of rights or of the
proceeds thereof or the delivery of
any Deposited Securities or the
exercise of voting rights until such
proof or other information is filed or
such certificates are executed or such
representations and warranties made.
 No Share shall be accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by any
governmental body, if applicable, in
Switzerland which is then
performing the function of the
regulation of currency exchange.
7.	CHARGES OF
DEPOSITARY.
The Company agrees to pay
the fees, reasonable expenses and
out-of-pocket charges of the
Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Company from time to time.  The
Depositary shall present its statement
for such charges and expenses to the
Company once every three months.
The charges and expenses of the
Custodian are for the sole account of
the Depositary.
The following charges shall
be incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or to
whom Receipts are issued (including,
without limitation, issuance pursuant
to a stock dividend or stock split
declared by the Company or an
exchange regarding the Receipts or
Deposited Securities or a distribution
of Receipts pursuant to Section 4.3
of the Deposit Agreement),
whichever applicable: (1) taxes and
other governmental charges, (2) such
registration fees as may from time to
time be in effect for the registration
of transfers of Shares generally on
the Share register of the Company or
Foreign Registrar and applicable to
transfers of Shares to the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
under the Deposit Agreement, (3)
such cable, telex and facsimile
transmission expenses as are
expressly provided in the Deposit
Agreement, (4) such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.5 of the
Deposit Agreement, (5) a fee of
$5.00 or less per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery of Receipts pursuant to
Sections 2.3, 4.3 or 4.4, and the
surrender of Receipts pursuant to
Sections 2.5 or 6.2 of the Deposit
Agreement, (6) a fee of $.02 or less
per American Depositary Share (or
portion thereof) for any cash
distribution made pursuant to the
Deposit Agreement including, but
not limited to Sections 4.1 through
4.4 thereof, (7) a fee for the
distribution of securities pursuant to
Section 4.2 of the Deposit
Agreement, such fee being in an
amount equal to the fee for the
execution and delivery of American
Depositary Shares referred to above
which would have been charged as a
result of the deposit of such
securities (for purposes of this clause
(7) treating all such securities as if
they were Shares), but which
securities are instead distributed by
the Depositary to Owners and (8) any
other charge payable by the
Depositary, any of the Depositary's
agents, including the Custodian, or
the agents of the Depositary's agents
in connection with the servicing of
Shares or other Deposited Securities
(which charge shall be assessed
against Owners of record as of the
date or dates set by the Depositary in
accordance with Section 4.6 of the
Deposit Agreement and shall be
collected at the sole reasonable
discretion of the Depositary by
billing such Owner for such charge
or by deducting such charge from
one or more cash dividends or other
cash distributions).
The Depositary, subject to
Article (8) hereof, may own and deal
in any class of securities of the
Company and its affiliates and in
Receipts.
8.	LOANS AND
PRE-RELEASE OF SHARES
AND RECEIPTS.
Unless requested in writing
by the Company to cease doing so,
the Depositary may, notwithstanding
Section 2.3 of the Deposit
Agreement, execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.2 of the
Deposit Agreement ("Pre-Release").
 The Depositary may, pursuant to
Section 2.5 of the Deposit
Agreement, deliver Shares upon the
receipt and cancellation of Receipts
which have been Pre-Released,
whether or not such cancellation is
prior to the termination of such Pre-
Release or the Depositary knows that
such Receipt has been Pre-Released.
 The Depositary may receive
Receipts in lieu of Shares in
satisfaction of a Pre-Release.  Each
Pre-Release will be (a) preceded or
accompanied by a written
representation and agreement from
the person to whom Receipts are to
be delivered (the "Pre-Releasee")
that the Pre-Releasee, or its
customer, (i) owns the Shares or
Receipts to be remitted, as the case
may be, (ii) assigns all beneficial
rights, title and interest in such
Shares or Receipts, as the case may
be, to the Depositary in its capacity
as such and for the benefit of the
Owners, and (iii) will not take any
action with respect to such Shares or
Receipts, as the case may be, that is
inconsistent with the transfer of
beneficial ownership (including,
without the consent of the
Depositary, disposing of such Shares
or Receipts, as the case may be),
other than in satisfaction of such Pre-
Release, (b) at all times fully
collateralized with cash, U.S.
government securities or such other
collateral as the Depositary
determines, in good faith, will
provide substantially similar liquidity
and security, (c) terminable by the
Depositary on not more than five (5)
business days notice, and (d) subject
to such further indemnities and credit
regulations as the Depositary deems
appropriate.  The number of Shares
not deposited but represented by
American Depositary Shares
outstanding at any time as a result of
Pre-Releases will not normally
exceed twenty percent (20%) of the
Shares deposited hereunder;
provided, however, that the
Depositary reserves the right to
disregard such limit from time to
time as it deems reasonably
appropriate, and may, with the prior
written consent of the Company,
change such limit for purposes of
general application.  The Depositary
will also set Dollar limits with
respect to Pre-Release transactions to
be entered into hereunder with any
particular Pre-Releasee on a case-by-
case basis as the Depositary deems
appropriate.  For purposes of
enabling the Depositary to fulfill its
obligations to the Owners and
Beneficial Owners under the Deposit
Agreement, the collateral referred to
in clause (b) above shall be held by
the Depositary as security for the
performance of the Pre-Releasee's
obligations to the Depositary in
connection with a Pre-Release
transaction, including the Pre-
Releasee's obligation to deliver
Shares or Receipts upon termination
of a Pre-Release transaction (and
shall not, for the avoidance of doubt,
constitute Deposited Securities under
the Deposit Agreement or this
Receipt).
The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing.
9.	TITLE TO RECEIPTS.
It is a condition of this
Receipt and every successive Owner
and Beneficial Owner of this Receipt
(and to the American Depositary
Shares evidenced hereby) by
accepting or holding the same
consents and agrees, that title to this
Receipt when properly endorsed or
accompanied by proper instruments
of transfer, is transferable by delivery
with the same effect as in the case of
a negotiable instrument; provided,
however, that the Depositary and the
Company, notwithstanding any
notice to the contrary, may treat the
person in whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of determining
the person entitled to distribution of
dividends or other distributions or to
any notice provided for in the
Deposit Agreement and for all other
purposes.
10.	VALIDITY OF RECEIPT.

This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been executed
by the Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary and, if a Registrar for the
Receipts shall have been appointed,
countersigned by the manual or
facsimile signature of a duly
authorized officer of the Registrar.
11.	REPORTS; INSPECTION
OF TRANSFER BOOKS.
The Company is subject to
the periodic reporting requirements
of the Securities Exchange Act of
1934 and, accordingly, files certain
reports with the Securities and
Exchange Commission (hereinafter
called the "Commission").
Such reports and
communications will be available for
inspection and copying at the public
reference facilities maintained by the
Commission located at 450 Fifth
Street, N.W., Washington, D.C.
20549.
The Depositary will make
available for inspection by Owners
of Receipts at its Corporate Trust
Office any reports and
communications, including any
proxy soliciting material, received
from the Company which are both
(a) received by the Depositary as the
holder of the Deposited Securities
and (b) made generally available to
the holders of such Deposited
Securities by the Company.  The
Depositary shall also, upon written
request, send to the Owners of
Receipts copies of such reports
furnished by the Company pursuant
to the Deposit Agreement. Any such
reports and communications,
including any such proxy soliciting
material, furnished to the Depositary
by the Company shall be furnished in
English to the extent such materials
are required to be translated into
English under the Securities Act of
1934 or any other regulation of the
Commission.
The Depositary shall keep
books for the registration of Receipts
and transfers of Receipts which at all
reasonable times shall be open for
inspection by the Owners of
Receipts, provided that such
inspection shall not be for the
purpose of communicating with
Owners of Receipts in the interest of
a business or object other than the
business of the Company or a matter
related to the Deposit Agreement or
the Receipts.
12.	DIVIDENDS AND
DISTRIBUTIONS.
Whenever the Depositary
shall receive any cash dividend or
other cash distribution on any
Deposited Securities, the Depositary
shall promptly, if at the time of
receipt thereof any amounts received
in a foreign currency can, pursuant to
applicable law, in the reasonable
judgment of the Depositary be
converted on a reasonable basis into
United States dollars transferable to
the United States, and subject to the
Deposit Agreement, convert such
dividend or distribution into Dollars
and shall promptly distribute the
amount thus received (net of the fees
of the Depositary as provided in the
Deposit Agreement, if applicable) to
the Owners of Receipts entitled
thereto, provided, however, that in
the event that the Company or the
Depositary shall be required to
withhold and does withhold from
such cash dividend or such other
cash distribution in respect of any
Deposited Securities an amount on
account of taxes, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly.
Subject to the provisions of
Sections 4.11 and 5.9 of the Deposit
Agreement, whenever the Depositary
or the Custodian shall receive any
distribution other than a distribution
described in Sections 4.1, 4.3 or 4.4
of the Deposit Agreement, the
Depositary shall cause the securities
or property received by it to be
distributed to the Owners of Receipts
entitled thereto, in any manner that
the Depositary may reasonably deem
equitable and practicable for
accomplishing such distribution;
provided, however, that if in the
reasonable opinion of the Depositary
such distribution cannot be made
proportionately among the Owners of
Receipts entitled thereto, or if for any
other reason the Depositary
reasonably deems such distribution
not to be feasible, the Depositary
may after Consultation with the
Company adopt such method as it
may reasonably deem equitable and
practicable for the purpose of
effecting such distribution, including,
but not limited to, the public or
private sale of the securities or
property thus received, or any part
thereof, and the net proceeds of any
such sale (net of the fees and
expenses of the Depositary as
provided in Section 5.9 of the
Deposit Agreement) shall be
distributed by the Depositary to the
Owners of Receipts entitled thereto
as in the case of a distribution
received in cash; provided, however,
that no distribution to Owners
pursuant to the Deposit Agreement
or this Article 12 shall be
unreasonably delayed by any action
or inaction of the Depositary or any
of its agents.
If any distribution upon any
Deposited Securities consists of a
dividend in, or free distribution of,
Shares, the Depositary may, and shall
if the Company shall so request,
distribute to the Owners of
outstanding Receipts entitled thereto,
additional Receipts evidencing an
aggregate number of American
Depositary Shares representing the
amount of Shares received as such
dividend or free distribution, subject
to the terms and conditions of the
Deposit Agreement with respect to
the deposit of Shares and the
issuance of American Depositary
Shares evidenced by Receipts,
including the withholding of any tax
or other governmental charge as
provided in Section 4.11 of the
Deposit Agreement and the payment
of the fees of the Depositary as
provided in Section 5.9 of the
Deposit Agreement.  In lieu of
delivering Receipts for fractional
American Depositary Shares in any
such case, the Depositary shall sell
the amount of Shares represented by
the aggregate of such fractions and
distribute the net proceeds, all in the
manner and subject to the conditions
set forth in the Deposit Agreement;
provided, however, that no
distribution to owners pursuant to the
Deposit Agreement shall be
unreasonably delayed by any action
or inaction of the Depositary or any
of its agents.  If additional Receipts
are not so distributed, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.
In the event that the
Depositary reasonably determines
that any distribution in property
(including Shares and rights to
subscribe therefor) is subject to any
tax or other governmental charge
which the Depositary is obligated to
withhold, the Depositary may by
public or private sale dispose of all
or a portion of such property
(including Shares and rights to
subscribe therefor) in such amounts
and in such manner as the Depositary
reasonably deems necessary and
practicable to pay any such taxes or
charges and the Depositary shall
distribute the net proceeds of any
such sale after deduction of such
taxes or charges to the Owners of
Receipts entitled thereto in
proportion to the number of
American Depositary Shares held by
them respectively, in accordance
with the applicable provisions of the
Deposit Agreement and this Receipt.
13.	CONVERSION OF
FOREIGN CURRENCY.
Whenever the Depositary
shall receive foreign currency, by
way of dividends or other
distributions or the net proceeds
from the sale of securities, property
or rights, and if at the time of the
receipt thereof the foreign currency
so received can, pursuant to
applicable law, in the reasonable
judgment of the Depositary be
converted on a reasonable basis into
Dollars and the resulting Dollars
transferred to the United States, the
Depositary shall, promptly, convert
or cause to be converted, by sale or
in any other manner that it may
reasonably determine, such foreign
currency into Dollars, and such
Dollars shall be distributed to the
Owners entitled thereto or, if the
Depositary shall have distributed any
warrants or other instruments which
entitle the holders thereof to such
Dollars, then to the holders of such
warrants and/or instruments upon
surrender thereof for cancellation.
Such distribution may be made upon
an averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange restrictions, the
date of delivery of any Receipt or
otherwise and shall be net of any
expenses of conversion into Dollars
incurred by the Depositary as
provided in Section 5.9 of the
Deposit Agreement.
If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary shall file such application
for approval or license, if any.
If at any time the Depositary
shall determine that in its reasonable
judgment, after Consultation with the
Company, any foreign currency
received by the Depositary is not
convertible on a reasonable basis into
Dollars transferable to the United
States, or if any approval or license
of any government or agency thereof
which is required for such
conversion is denied or in the
reasonable opinion of the Depositary
is not obtainable, or if any such
approval or license is not obtained
within a reasonable period as
determined by the Depositary, the
Depositary may distribute the non-
convertible portion of such foreign
currency (or an appropriate
document evidencing the right to
receive such foreign currency)
received by the Depositary to, or in
its reasonable discretion may hold
such foreign currency uninvested and
without liability for interest thereon
for the respective accounts of, the
Owners entitled to receive the same
and shall give notice thereof to such
Owners.
If any such conversion of
foreign currency, in whole or in part,
cannot be effected for distribution to
some of the Owners entitled thereto,
the Depositary may, and upon
request of the Company shall, in its
reasonable discretion make such
conversion and distribution in
Dollars to the extent permissible to
the Owners entitled thereto and may
distribute the balance of the foreign
currency received by the Depositary
to, or hold such balance uninvested
and without liability for interest
thereon for the respective accounts
of, the Owners entitled thereto who
shall receive notice from the
Depositary with respect to such
holding of foreign currency.
14.	RIGHTS.
In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature, the
Depositary, after Consultation with
the Company, shall have reasonable
discretion as to the procedure to be
followed in making such rights
available to any Owners or in
disposing of such rights on behalf of
any Owners and making the net
proceeds available to such Owners
or, if by the terms of such rights
offering or for any other reason, the
Depositary may not either make such
rights available to any Owners or
dispose of such rights and make the
net proceeds available to such
Owners, then the Depositary shall
allow the rights to lapse.  If at the
time of the offering of any rights the
Depositary, after Consultation with
the Company, determines in its
reasonable discretion that it is lawful
and feasible to make such rights
available to all Owners or to certain
Owners but not to other Owners, the
Depositary may, and at the request of
the Company shall, distribute to any
Owner to whom it reasonably
determines the distribution to be
lawful and feasible, in proportion to
the number of American Depositary
Shares held by such Owner, warrants
or other instruments therefor in such
form as it reasonably deems
appropriate.
In circumstances in which
rights would otherwise not be
distributed, if an Owner of Receipts
requests the distribution of warrants
or other instruments in order to
exercise the rights allocable to the
American Depositary Shares of such
Owner under the Deposit Agreement,
the Depositary will make such rights
available to such Owner upon written
notice from the Company to the
Depositary that (a) the Company has
elected in its sole reasonable
discretion to permit such rights to be
exercised and (b) such Owner has
executed such documents as the
Company has determined in its sole
reasonable discretion are reasonably
required under applicable law.
If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners, then upon instruction from
such an Owner pursuant to such
warrants or other instruments to the
Depositary from such Owner to
exercise such rights, upon payment
by such Owner to the Depositary for
the account of such Owner of an
amount equal to the purchase price
of the Shares to be received upon the
exercise of the rights, and upon
payment of the fees of the Depositary
and any other charges as set forth in
such warrants or other instruments,
the Depositary shall, on behalf of
such Owner, exercise the rights and
purchase the Shares, and the
Company shall cause the Shares so
purchased to be delivered to the
Depositary on behalf of such Owner.
 As agent for such Owner, the
Depositary will cause the Shares so
purchased to be deposited pursuant
to Section 2.2 of the Deposit
Agreement, and shall, pursuant to
Section 2.3 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In the case
of a distribution pursuant to the
second paragraph of this Article,
such Receipts shall be legended in
accordance with applicable U.S.
laws, and shall be subject to the
appropriate restrictions on sale,
deposit, cancellation and transfer
under such laws, all in accordance
with the Company's instructions.
If the Depositary determines
in its reasonable discretion, after
Consultation with the Company, that
it is not lawful and feasible to make
such rights available to all or certain
Owners, but that it is lawful and
feasible to sell such rights, it may,
and at the request of the Company
shall, sell the rights, warrants or
other instruments in proportion to the
number of American Depositary
Shares held by the Owners to whom
it has reasonably determined it may
not lawfully or feasibly make such
rights available, and allocate the net
proceeds of such sales (net of the
fees of the Depositary as provided in
Section 5.9 of the Deposit
Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions of
the Deposit Agreement) for the
account of such Owners otherwise
entitled to such rights, warrants or
other instruments, upon an averaged
or other practical basis without
regard to any distinctions among
such Owners because of exchange
restrictions or the date of delivery of
any Receipt or otherwise.
The Depositary will not offer
rights to Owners unless both the
rights and the securities to which
such rights relate are either exempt
from registration under the Securities
Act of 1933 with respect to a
distribution to Owners or are
registered under the provisions of
such Act.  If an Owner of Receipts
requests distribution of warrants or
other instruments, notwithstanding
that there has been no such
registration under such Act, the
Depositary shall not effect such
distribution unless it has received an
opinion from recognized counsel in
the United States for the Company
upon which the Depositary may rely
that such distribution to such Owner
is exempt from or not subject to the
registration provisions of such Act.
In exercising any reasonable
discretion under Section 4.4 of the
Deposit Agreement or this Article
14, the Depositary will consult with
the Company.  The Company will
have no obligation under the Deposit
Agreement or under this Receipt to
register such rights under the
Securities Act of 1933.
The Depositary shall not
make any determination without
prior Consultation with and approval
from the Company (which approval
shall not be unreasonably withheld)
with respect to whether it may be
lawful or feasible to make such
rights available to Owners in general
or any Owner in particular.
15.	RECORD DATES.
Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made, or
whenever rights shall be issued with
respect to the Deposited Securities,
or whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities, the
Depositary shall fix a record date
(which, if different from the record
date (if any) established by the
Company for its Swiss shareholders,
shall be fixed, as close as practicable
to the record date, after Consultation
with the Company) (a) for the
determination of the Owners of
Receipts, acting on behalf of
Beneficial Owners in accordance
with executed proxy cards, who shall
be (i) entitled to receive such
dividend, distribution or rights or the
net proceeds of the sale thereof or (ii)
entitled to give instructions for the
exercise of voting rights at any such
meeting, or (b) on or after which
each American Depositary Share will
represent the changed number of
Shares, subject to the provisions of
the Deposit Agreement.
16.	VOTING OF DEPOSITED
SECURITIES.
Upon receipt from the
Company of notice of any meeting or
solicitation of consents or proxies of
holders of Shares or other Deposited
Securities, the Depositary shall mail
to Owners a notice, which shall
contain (a) such information as is
contained in such notice and any
solicitation materials, (b) a statement
that each Beneficial Owner on the
record date set by the Depositary
therefor will be entitled to instruct
the Depositary as to the exercise of
the voting rights, if any, pertaining to
the amount of Shares or Deposited
Securities represented by the ADSs
evidenced by such Beneficial
Owner's ADRs and (c) a statement
as to the manner in which such
instructions may be given, including
instructions to give the discretionary
proxy to the independent
representative of shareholders in
accordance with Article 689(c) of the
Swiss Code of Obligations (the
"Independent Representative").
Upon receipt of (i) instructions of a
Beneficial Owner on such record
date in the manner and on or before
the date established by the
Depositary for such purpose (the
"Instruction Date") and (ii) a
certification from such Beneficial
Owner whereby he or she confirms
such beneficial ownership  as of the
date of certification and provides the
number of Shares or ADSs
beneficially owned, the Depositary
shall endeavor insofar as practicable
and permitted under the provisions
governing Deposited Securities to
vote or cause to be voted (or to grant
a discretionary proxy to the
Independent Representative to vote,
if so designated by a Beneficial
Owner) the Deposited Securities
represented by the ADSs evidenced
by such Beneficial Owner's ADRs in
accordance with such instructions.
In the event that any Beneficial
Owner returns a validly executed
proxy card but does not instruct the
Depositary as to the exercise of the
voting rights, if any, pertaining to the
Deposited Securities represented by
the ADSs evidenced by such
Beneficial Owner's ADRs, the
voting rights pertaining to such
Deposited Securities will be
exercised by the Independent
Representative in favor of all
motions of the Board of Directors of
the Company at the meeting.  The
Depositary will not itself exercise
any voting discretion in respect of
any Deposited Securities.
The Company shall only
deem the persons entered in the
Company's Share register to be valid
holders of Shares.  If a Share
transferee (including an Owner
canceling an ADR and withdrawing
the Deposited Securities in respect
thereof) wishes to be entered in the
Share register of the Company, such
Share transferee must file with the
Company a completed application
(in a form provided by the Company
to such Share transferee) for
registration in respect thereof.
Failing such registration, the
purchaser of such Shares underlying
the ADSs may not vote at general
meetings of the Company. All voting
rights with respect to the Shares are
subject to Swiss law and the
provisions of the Articles of
Incorporation of the Company.  The
Company reserves the right to
instruct Owners to deliver their
ADRs for cancellation and
withdrawal of the Deposited
Securities so as to permit the
Company to re-register such
withdrawn Deposited Securities as
Shares without voting rights.
In addition, pursuant to the
terms of the Articles of Incorporation
of the Company, in the event that any
person or other entity acquiring
Shares does not expressly declare
that he holds such Shares for his own
account as beneficial owner and not
as trustee or otherwise for any third
party, such person or entity will be
registered in the Share register of the
Company without voting rights with
respect to such Shares.  The
Company has agreed to exempt the
Depositary and the Custodian and
their respective nominees, if any,
(but no individual Owner) from this
limitation up to 6% (in the
aggregate) in respect of Deposited
Securities held in connection with
the Company's ADR program,
subject to compliance with Sections
3.1 and 3.4 of the Deposit
Agreement and Articles 6 and 23 of
this Receipt.  The Company has the
right not to recognize votes of (a)
Deposited Securities by the
Depositary in excess of the six
percent limitation, (b) Deposited
Securities or other Company Shares
by any Owner in excess of the one
half of one percent limitation and/or
(c) any Owner or other person
holding an interest in an ADR not
complying with the disclosure
obligations of Sections 3.1 and 3.4 of
the Deposit Agreement and Articles
6 and 23 of this Receipt.
There can be no assurance
that Owners generally or any Owner
in particular will receive the notice
described in the preceding paragraph
sufficiently prior to the Instruction
Date to ensure that the Depositary
will vote the Shares or Deposited
Securities in accordance with the
provisions set forth in the preceding
paragraph.
17.	CHANGES AFFECTING
DEPOSITED SECURITIES.
In circumstances where the
provisions of Section 4.3 of the
Deposit Agreement do not apply,
upon any change in nominal value,
change in par value, split-up,
consolidation or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall thenceforth
represent the new Deposited
Securities so received in exchange or
conversion, unless additional
Receipts are delivered pursuant to
the following sentence.  In any such
case the Depositary may, and shall if
the Company shall so request,
execute and deliver additional
Receipts as in the case of a dividend
in Shares, or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such new
Deposited Securities.
18.	LIABILITY OF THE
COMPANY AND DEPOSITARY.
Neither the Depositary nor
the Company (nor any of their
respective directors, officers,
employees or agents) shall incur any
liability to any Owner or Beneficial
Owner of any Receipt, if by reason
of any provision of any present or
future law or regulation of the United
States or any other country, or of any
governmental or regulatory authority
or stock exchange, or by reason of
any provision, present or future, of
the Articles of Incorporation of the
Company, or by reason of any act of
God or war or other circumstances
beyond its control, the Depositary or
the Company shall be prevented or
forbidden from, or be subject to any
civil or criminal penalty on account
of, doing or performing any act or
thing which by the terms of the
Deposit Agreement it is provided
shall be done or performed; nor shall
the Depositary or the Company (nor
any of their respective directors,
officers, employees or agents) incur
any liability to any Owner or
Beneficial Owner of a Receipt by
reason of any non-performance or
delay, caused as aforesaid, in the
performance of any act or thing
which by the terms of the Deposit
Agreement it is provided shall or
may be done or performed, or by
reason of any exercise of, or failure
to exercise, any reasonable discretion
provided for in the Deposit
Agreement.  Where, by the terms of
a distribution pursuant to Sections
4.1, 4.2 or 4.3 of the Deposit
Agreement, or an offering or
distribution pursuant to Section 4.4
of the Deposit Agreement, or for any
other reason, such distribution or
offering may not be made available
to Owners of Receipts, and the
Depositary may not dispose of such
distribution or offering on behalf of
such Owners and make the net
proceeds available to such Owners,
then the Depositary shall not make
such distribution or offering, and
shall allow any rights, if applicable,
to lapse.  Neither the Company nor
the Depositary nor any of their
respective directors, officers,
employees or agents assumes any
obligation or shall be subject to any
liability under the Deposit
Agreement to Owners or Beneficial
Owners of Receipts, except that they
agree to perform their obligations
specifically set forth in the Deposit
Agreement without negligence or
bad faith.  The Depositary shall not
be subject to any liability with
respect to the validity or worth of the
Deposited Securities.  Neither the
Depositary nor the Company (nor
any of their respective directors,
officers, employees or agents) shall
be under any obligation to appear in,
prosecute or defend any action, suit
or other proceeding in respect of any
Deposited Securities or in respect of
the Receipts, which in its opinion
may involve it in expense or liability,
unless indemnity satisfactory to it
against all expense and liability shall
be furnished as often as may be
required, and the Custodian shall not
be under any obligation whatsoever
with respect to such proceedings, the
responsibility of the Custodian being
solely to the Depositary.  Neither the
Depositary nor the Company (nor
any of their respective directors,
officers, employees or agents) shall
be liable for any action or nonaction
by it in reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
holder of a Receipt, or any other
person believed by it in good faith to
be competent to give such advice or
information.  Each of the Depositary,
the Company and their respective
directors, officers, employees and
agents may rely and shall be
protected in acting upon any written
notice, request, direction or other
document believed by such person to
be genuine and to have been signed
or presented by the property party or
parties.  The Depositary shall not be
liable for any acts or omissions made
by a successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with any matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection with the
issue out of which such potential
liability arises the Depositary
performed its obligations without
negligence or bad faith while it acted
as Depositary.  The Depositary shall
not be responsible for any failure to
carry out any instructions to vote any
of the Deposited Securities, or for the
manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Company agrees to indemnify the
Depositary, its directors, officers,
employees, agents and affiliates and
any Custodian against, and hold each
of them harmless from, any liability
or expense (including, but not
limited to, the reasonable fees and
expenses of counsel) which may
arise out of acts performed or
omitted, in accordance with the
provisions of the Deposit Agreement
and of the Receipts, as the same may
be amended, modified or
supplemented from time to time, (i)
by either the Depositary or a
Custodian or their respective
directors, officers, employees, agents
and affiliates, except for any liability
or expense arising out of the
negligence or bad faith of either of
them, or (ii) by the Company or any
of its directors, officers, employees,
agents and affiliates.  No disclaimer
of liability under the Securities Act
of 1933 is intended by any provision
of the Deposit Agreement.
19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY; APPOINTMENT
OF A SUBSTITUTE
CUSTODIAN.
The Depositary may at any
time resign as Depositary under the
Deposit Agreement by written notice
of its election so to do delivered to
the Company, such resignation to
take effect upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
The Depositary may at any time be
removed by the Company by written
notice of such removal to become
effective upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
Whenever the Depositary in its
reasonable discretion determines that
it is in the best interest of the Owners
of Receipts to do so, it may appoint
substitute or additional custodian or
custodians approved by the Company
(such approval not to be
unreasonably withheld).
20.	AMENDMENT.
The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and from
time to time be amended by
agreement between the Company and
the Depositary in any respect which
they may deem necessary or
desirable.  Any amendment which
shall impose or increase any fees or
charges (other than taxes and other
governmental charges, registration
fees, cable, telex or facsimile
transmission costs, delivery costs or
other such expenses), or which shall
otherwise prejudice any substantial
existing right of Owners or
Beneficial Owners of Receipts, shall,
however, not become effective as to
outstanding Receipts until the
expiration of thirty days after notice
of such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner or Beneficial
Owner of a Receipt at the time any
amendment so becomes effective
shall be deemed, by continuing to
hold such Receipt, to consent and
agree to such amendment and to be
bound by the Deposit Agreement as
amended thereby.  In no event shall
any amendment impair the right of
the Owner of any Receipt to
surrender such Receipt and receive
therefor the Deposited Securities
represented thereby, except in order
to comply with mandatory provisions
of applicable law.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
The Depositary shall at any
time at the direction of the Company
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 30 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of such
termination to the Company and the
Owners of all Receipts then
outstanding if at any time 90 days
shall have expired after the
Depositary shall have delivered to
the Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after the
date of termination, the Owner of a
Receipt will, upon (a) surrender of
such Receipt at the Corporate Trust
Office of the Depositary, (b)
payment of the fee of the Depositary
for the surrender of Receipts referred
to in Section 2.5 of the Deposit
Agreement and (c) payment of any
applicable taxes or governmental
charges, be entitled to delivery, to
him or upon his order, of the amount
of Deposited Securities represented
by the American Depositary Shares
evidenced by such Receipt.  If any
Receipts shall remain outstanding
after the date of termination, the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts, shall suspend
the distribution of dividends to the
Owners thereof, and shall not give
any further notices or perform any
further acts under the Deposit
Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights as provided in the
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement and any applicable taxes
or governmental charges).  At any
time after the expiration of one year
from the date of termination, the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale, together
with any other cash then held by it
thereunder, unsegregated and without
liability for interest, for the pro rata
benefit of the Owners of Receipts
which have not theretofore been
surrendered, such Owners thereupon
becoming general creditors of the
Depositary with respect to such net
proceeds.  After making such sale,
the Depositary shall be discharged
from all obligations under the
Deposit Agreement, except to
account for such net proceeds and
other cash (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges) and for its
obligations under Section 5.8 of the
Deposit Agreement.  Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations under
the Deposit Agreement except for its
obligations to the Depositary under
Sections 5.8 and 5.9 of the Deposit
Agreement.
22.	COMPLIANCE WITH
U.S. SECURITIES LAWS.
Notwithstanding anything in
the Deposit Agreement or this
Receipt to the contrary, the Company
and the Depositary each agrees that it
will not exercise any rights it has
under the Deposit Agreement to
permit the withdrawal or delivery of
Deposited Securities in a manner
which would violate the U.S.
securities laws, including, but not
limited to, Section I.A.(1) of the
General Instructions to the Form F-6
Registration Statement, as amended
from time to time, under the
Securities Act of 1933.
23.	DISCLOSURE OF
INTERESTS.
To the extent that provisions
of or governing any Deposited
Securities (including the Company's
Articles of Incorporation or
applicable Swiss law) may require
the disclosure of beneficial or other
ownership of Deposited Securities,
other Shares and other securities to
the Company and may provide for
blocking transfer and voting or other
rights to enforce such disclosure or
limit such ownership, the Depositary
shall, to the extent practicable,
comply with the Company's
instructions as to Receipts in respect
of any such enforcement or
limitation, and Owners and
Beneficial Owners of Receipts shall
comply with all such disclosure
requirements and ownership
limitations and shall cooperate with
the Depositary's compliance with
such Company's instructions.  The
Company may from time to time
request Owners of Receipts to
provide information as to the
capacity in which such Owners own
or owned Receipts and regarding the
identity of any persons then or
previously interested in such
Receipts as to the nature of such
interest and various other matters.
The Depositary agrees to comply
with written instructions received
from the Company requesting that
the Depositary forward any such
requests to the Owners and to
forward to the Company any
responses to such requests received
by the Depositary.
24.	ADDITIONAL
DISCLOSURE OF
BENEFICIAL
OWNERSHIP.
Any Beneficial Owner of
Receipts who after acquiring directly
or indirectly the Beneficial
Ownership of any Share (either
directly or by virtue of the ownership
of American Depositary Shares or
Shares in any other form) is directly
or indirectly, together with other
interests in Shares, the beneficial
owner of more than one-half of one
percent (0.5%) of the total Shares
issued shall, within 10 days after
such acquisition, send to the
Depositary at the address set forth in
the Deposit Agreement, by registered
or certified mail, notice of such
Beneficial Ownership including its
name, address and nationality.
When two or more persons
act as a partnership, limited
partnership, syndicate, or other group
for the purpose of acquiring, holding,
or disposing of securities of the
Company, such syndicate or group
shall be deemed one "person" or one
Beneficial Owner for the purposes of
this Section.
25.	ISSUANCE OF ADSs TO
HOLDERS OF
AMERICAN
DEPOSITARY RECEIPTS
OF ALLIED ZURICH p.l.c.
AND ZURICH ALLIED
AG.
Upon receipt by the
Depositary or the Custodian of the
deposit of Shares from the Allied
Zurich Depositary (as defined herein)
under and in accordance with the
terms of that certain deposit
agreement dated as of September 13,
2000 by and among Allied Zurich
p.l.c., The Bank of New York as
depositary (the "Allied Zurich
Depositary") and Holders and
Beneficial Owners from time to time
of American Depositary Receipts, as
may be amended from time to time
(the "AZ Deposit Agreement"), the
Depositary will issue ADSs but will
not deliver such ADSs until holders
of American Depositary Receipts of
Allied Zurich p.l.c. ("Allied Zurich
ADRs") surrender their Allied
Zurich ADRs to the Depositary.
Upon receipt by the
Depositary or the Custodian of the
deposit of Shares from the Zurich
Allied Depositary (as defined herein)
under and in accordance with the
terms of that certain deposit
agreement dated as of September 13,
2000 by and among Zurich Allied
AG, The Bank of New York as
depositary (the "Zurich Allied
Depositary") and Holders and
Beneficial Owners from time to time
of American Depositary Receipts, as
may be amended from time to time
(the "ZA Deposit Agreement"), the
Depositary will issue ADSs but will
not deliver such ADSs until holders
of American Depositary Receipts of
Zurich Allied AG ("Zurich Allied
ADRs") surrender their Zurich
Allied ADRs to the Depositary.

(..continued)



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